Exhibit 10.1

                             SEVERANCE PAY PLAN

                                      OF

                          MEDFORD CO-OPERATIVE BANK


                        Effective on November 8, 2000


                              TABLE OF CONTENTS

                                                                       Page

                                  ARTICLE I

                                   PURPOSE

Section 1      Statement of Purpose                                      1
Section 1.2    Other Severance Plans, Policies, and Practices
               Superseded                                                1

                                 ARTICLE II

                                 DEFINITIONS

Section 2.1    Affiliated Employer                                       2
Section 2.2    Bank                                                      2
Section 2.3    Board                                                     2
Section 2.4    Cause                                                     2
Section 2.5    Change of Control                                         2
Section 2.6    Committee                                                 3
Section 2.7    Company                                                   3
Section 2.8    Effective Date                                            3
Section 2.9    Employee                                                  4
Section 2.10   FDI Act                                                   4
Section 2.11   Involuntary Severance                                     4
Section 2.12   Participating Employer                                    4
Section 2.13   Plan                                                      4
Section 2.14   Plan Administrator                                        4
Section 2.15   Salary                                                    4
Section 2.16   Service                                                   4

                                 ARTICLE III

                                   BENEFIT

Section 3.1    Severance Benefit for Employees                           5
Section 3.2    Vesting                                                   5
Section 3.3    Discretionary Severance Benefit                           5
Section 3.4    Benefit Contingent on Execution of Release                5


                                 ARTICLE IV

                               ADMINISTRATION

Section 4.1    Named Fiduciaries                                         6
Section 4.2    Plan Administrator                                        6
Section 4.3    Committee Responsibilities                                7
Section 4.4    Claims Procedure                                          8
Section 4.5    Claims Review Procedure                                   8
Section 4.6    Allocation of Fiduciary Responsibilities
               and Employment of Advisors                                9
Section 4.7    Other Administrative Provisions                           9

                                  ARTICLE V

                                MISCELLANEOUS

Section 5.1    Rights of Employees                                      10
Section 5.2    Non-alienation of Benefit                                10
Section 5.3    Non-duplication of Benefit                               10
Section 5.4    Construction                                             10
Section 5.5    Headings                                                 11
Section 5.6    Governing Law                                            11
Section 5.7    Severability                                             11
Section 5.8    Termination or Amendment                                 11
Section 5.9    Required Regulatory Provisions                           11
Section 5.10   Withholding                                              12
Section 5.11   Status as Welfare Benefit Plan Under ERISA               12

                             SEVERANCE PAY PLAN

                                     OF

                          MEDFORD CO-OPERATIVE BANK


                                  ARTICLE I

                                   PURPOSE

      Section 1  Statement of Purpose.

      (a) Medford Co-operative Bank adopts this Severance Pay Plan for the benefit of its eligible Employees and those of other Participating Employers. The Bank recognizes that, as a wholly owned subsidiary of a public company, it will be subject to the possibility of a negotiated or unsolicited change of control which may result in a loss of employment for some of its Employees. The purpose of the Plan is to encourage the Bank's Employees and those of other Participating Employers to continue working for their employers with their full time and attention devoted to their employer's affairs by providing a severance benefit in the event of an Involuntary Severance following a Change of Control.

      (b) The Bank also recognizes that it may be appropriate in certain circumstances other than a Change of Control to provide a severance benefit to Employees in the event of an Involuntary Severance, and thus the Plan provides for the payment of a severance benefit in circumstances other than a Change of Control as determined in the discretion of the Plan Administrator.

      Section 1.2  Other Severance Plans, Policies, and Practices
Superseded.

      As of the Effective Date hereof, this Plan supersedes in its entirety any plan, policy, or practice of the Bank for the provision of the severance benefit to Employees, whether written or oral or formal or informal, and no severance benefit shall be provided to any person whose employment terminates with the Bank on or after the Effective Date, except as provided under the terms of the Plan or as provided under the terms of a written, complete and fully executed employment agreement specifically providing for the payment of a severance benefit following termination of employment with the Bank.


                                 ARTICLE II

                                 DEFINITIONS

      For purposes of the Plan, the following terms shall have the meanings assigned to them below, unless a different meaning is plainly indicated by the context:

      Section 2.1 Affiliated Employer means the Bank; any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Internal Revenue Code of 1986, as amended, (the "Code") that includes the Bank; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Bank; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Bank; and any other entity that is required to be aggregated with the Bank pursuant to regulations under section 414(o) of the Code.

      Section 2.2 Bank means Medford Co-operative Bank (or its successors or assigns, whether by merger, consolidation, sale of assets, statutory receivership, operation of law or otherwise).

      Section 2.3 Board means the Board of Directors of Medford Co-operative Bank.

      Section 2.4 Cause means, with respect to the conduct of an Employee in connection with his employment with any Participating Employer, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry.

      Section 2.5 Change of Control means the happening of any of the following events:

            (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

            (iii) a complete liquidation or dissolution of the Company;

            (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                  (A) individuals who were members of the Board of Directors of the Company on the Effective Date; or

                  (B) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                        (1) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                        (2) upon election by the shareholders of the Board of Directors of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or

            (v)   any event which would be described in section 2.7(i),
      (ii), (iii) or (iv) if the term "Bank" were substituted for the term "Company" therein; and

            In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.7, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.6  Committee means the Compensation Committee described in section 4.3.

      Section 2.7 Company means Mystic Financial, Inc. (or its successors or assigns, whether by merger, consolidation, sale of assets, statutory receivership, operation of law or otherwise).

      Section 2.8  Effective Date means November 8, 2000.

      Section 2.9 Employee means any person, including an Officer, who is employed on a full-time or part-time basis by a Participating Employer, other than: (a) a person who is classified as an "independent contractor" by a Participating Employer even if considered an employee under applicable law; (b) an Employee receiving long-term disability benefits; or (c) a person who has an employment contract, change of control agreement or other agreement with the Bank or a Participating Company who is covered by other programs which provide severance benefits or by their terms exclude such person from participation in this Plan.

      Section 2.10 FDI Act means the Federal Deposit Insurance Act, as the same may be amended from time to time, and the corresponding provisions of any successor statute.

      Section 2.11 Involuntary Severance means (a) the discharge or dismissal of an Employee by a Participating Employer other than for Cause, or the resignation by the Employee from his position with a Participating Employer, which resignation the Employee is asked or compelled by a Participating Employer to tender other than for Cause; or (b) termination of employment at an Employee's election within sixty (60) days after any action following a Change of Control which, either alone or together with other actions, results in: (i) the reduction in the Employee's Salary without his or her consent; (ii) the assignment of the Employee's principal place of employment outside a 30 mile radius of his or her principal place of employment at the time of the Change of Control; or (iii) a material adverse change in the Employee's title, position or responsibilities at a Participating Employer.

      Section 2.12 Participating Employer means the Bank, and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board of Directors of Medford Co-operative Bank and subject to such terms and conditions as may be imposed by the Board of Directors of Medford Co-operative Bank, shall adopt this Plan.

      Section 2.13 Plan means this Severance Pay Plan of Medford Co-operative Bank, as the same may be amended from time to time.

      Section 2.14 Plan Administrator means the Committee or any person, committee, corporation or organization designated in section 4.2, or appointed pursuant to section 4.2, to perform the responsibilities of that office.

      Section 2.15 Salary means the Employee's annual rate of base salary for his or her services to a Participating Employer (excluding overtime, bonuses and other forms of additional compensation) plus the average annual commissions earned by the Employee for the three fiscal years (or if shorter, the Employee's period of employment) preceding the Employee's Involuntary Severance. If the Employee is paid on an hourly-rate basis, Salary shall mean the weekly amount of base wages paid for the number of hours of work contemplated by such person's normal weekly work schedule.

      Section 2.16 Service means service rendered by an Employee that is, or would be, recognized under the Employee Stock Ownership Plan of Mystic Financial, Inc. for vesting purposes as of the date of the Employee's Involuntary Severance.

                                 ARTICLE III

                                   BENEFIT

      Section 3.2  Severance Benefit for Employees.

      An Employee with at least one (1) year of Service whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance, other than for Cause, as a result of, within twelve months following or within three (3) months prior to a Change of Control shall be entitled, as severance pay, a lump sum payment in an amount equal to one month's Salary. The lump sum severance payment shall be made as soon as practicable after, but in no case later than five business days following, the Employee's Involuntary Severance.

      Section 3.2  Vesting.

      The benefit to be provided under section 3.1 of the Plan to an Employee shall be completely vested and nonforfeitable upon the occurrence of a Change of Control as described in sections 2.5.

      Section 3.3  Discretionary Severance Benefit.

            (a) An Employee with at least one year of Service whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance but not related to a Change of Control as provided under section 3.1 who is selected for eligibility under the Plan in the sole discretion of the Plan Administrator shall be entitled to such severance as the Plan Administrator may determine.

      Section 3.4  Benefit Contingent on Execution of Release.

      The severance benefit provision under the Plan (including the discretionary severance benefit under section 3.3) to any Employee shall be subject to the condition that the Employee execute and deliver to the Plan Administrator an instrument, in such form as the Plan Administrator shall prescribe, which shall include a release in favor of the Participating Employers. Such release shall include, but not be limited to, a release of any claims which the Employee may have against any Participating Employer under the Age Discrimination in Employment Act of 1967, as amended; the Fair Labor Standards Act, as amended; the Worker Adjustment Retraining and Notification Act, as amended; the Civil Rights Act of 1964, as amended; Title VII of the Civil Rights Act of 1866, as amended; and any other federal, state or local law, rule or regulation under which the Employee may have a claim arising out of his employment with a Participating Employer or the termination of such employment. No Participating Employer shall have any obligation to provide a benefit under this Plan to any Employee who fails or refuses to sign and deliver such a release.

                                 ARTICLE IV

                               ADMINISTRATION

      Section 4.1  Named Fiduciaries.

      The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee and the Board. This Article IV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

      Section 4.2  Plan Administrator.

      There shall be a Plan Administrator, who shall be the Compensation Committee of the Board of Directors of the Bank, or such Employee or officer as may be designated by the Committee, as hereinafter provided, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Plan Administrator shall have the following responsibilities:

            (a) To maintain records necessary or appropriate for the administration of the Plan;

            (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

            (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

            (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

            (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and employee communications as shall be required of the Plan Administrator under ERISA;

            (f) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan; provided however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

            (g) To review and dispose of claims under the Plan filed pursuant to section 4.4 and appeals of claims decisions pursuant to section 4.5;

            (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Plan Administrator may deem advisable or to direct in the Plan Administrator's discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

            (i) To discharge such other responsibilities or follow such directions as may be assigned or given by Committee or the Board; and

            (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.

      Section 4.3  Committee Responsibilities.

      The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

            (a)   To review the performance of the Plan Administrator;

            (b) To hear and decide appeals, pursuant to the claims procedure contained in section 4.5 of the Plan, taken from the decisions of the Plan Administrator;

            (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan
      Administrator;

            (d) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

            (e) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan;

            (f) To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his responsibilities;

            (g) To remove and replace the Plan Administrator or Alternate, or both of them, and to fill a vacancy in either office;

            (h) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

            (i) To perform any duty or to take any action which is allocated to the Committee under the Plan.

The committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

      Section 4.4  Claims Procedure.

      Any claim relating to a benefit under the Plan shall be filed with the Plan Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

            (a)   The reasons for the denial;

            (b) The pertinent Plan provisions on which the denial was based;

            (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

            (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

      Section 4.5  Claims Review Procedure.

      Any person whose claim filed pursuant to section 4.4 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 4.4, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 4.4. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

            (a)   The reasons for the decision; and

            (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Participating Employer, and the Plan Administrator shall take appropriate action to carry out such decision.

      Section 4.6 Allocation of Fiduciary Responsibilities and Employment of Advisors.

      Any Named Fiduciary may:

            (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan
      Administrator;

            (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

            (c) Consult with counsel, who may be counsel to a Participating Employer.

      Section 4.7  Other Administrative Provisions.

            (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 4.5 prior to initiating any claim for judicial review.

            (b) No bond or other security shall be required of the Plan Administrator, or any officer or employee of a Participating Employer to whom fiduciary responsibilities are allocated by a Named
      Fiduciary, except as may be required by ERISA.

            (c)   Subject to any limitation on the application of this
      section 4.7(c) pursuant to ERISA, neither the Plan Administrator, nor any officer or employee of a Participating Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

            (d) The Plan Administrator or the Committee may, except with respect to actions under section 4.5, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator or Committee, or taking any other action under the Plan.

            (e) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

            (f) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on the Bank and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                  ARTICLE V

                                MISCELLANEOUS

      Section 5.1  Rights of Employees.

      No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of a Participating Employer to discharge any Employee.

      Section 5.2  Non-alienation of Benefit.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, or torts.

      Section 5.3  Non-duplication of Benefit.

      No provisions in this Plan shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Employee to which a Participating Employer is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

      Section 5.4  Construction.

      Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

      Section 5.5  Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 5.6  Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

      Section 5.7  Severability.

      The invalidity or unenforceability, in whole or in part, of any provision of this Plan shall in no way affect the validity or enforceability of the remainder of such provision or of any other provision of this Plan, and any provision, or part thereof, deemed to be invalid or unenforceable shall be reformed as necessary to render it valid and enforceable to the maximum possible extent.

      Section 5.8  Termination or Amendment.

            (a) The Participating Employers expect to continue the Plan indefinitely, but, subject to the provisions of section 4 hereunder, the Participating Employers expressly reserve the right to terminate or amend the Plan, in whole or in part, at any time by action of the Board; provided, however, that no such amendment or termination which adversely affects the current or prospective rights of any Employee shall be effective earlier than six (6) months after written notice thereof is given to such Employee.

            (b) In the event that a corporation or trade or business other than Medford Co-operative Bank shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Medford Co-operative Bank to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in this section 5.8(b); provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business.

      Section 5.9  Required Regulatory Provisions.

      The following provision is included for the purposes of complying with various laws, rules and regulations applicable to the Bank:

      Notwithstanding anything herein contained to the contrary, any payments to the Employee by the Bank, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the FDI Act and any regulations promulgated thereunder.

If and to the extent that the foregoing provision shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan.

      Section 5.10  Withholding.

      Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes.

      Section 5.11  Status as Welfare Benefit Plan Under ERISA.

      This Plan is an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and shall be construed, administered and enforced according to the provisions of ERISA.